UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 22, 2022
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GITLAB INC.

(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40895	47-1861035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Address Not Applicable[1]		Zip Code Not Applicable[1]
(Address of Principal Executive Offices)		(Zip Code)

 Registrant’s Telephone Number, Including Area Code: Not Applicable

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0000025 per share	GTLB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company
☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

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1 We are a remote-only company. Accordingly, we do not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act and Securities Exchange Act of 1934, as amended, any stockholder communication required to be sent to our principal executive offices may be directed to the agent for service of process at Corporation Service Company, 251 Little Falls Drive, Wilmington, Delaware 19808, or to the email address: reach.gitlab@gitlab.com.

Item 5.02 Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On March 22, 2022, GitLab Inc.’s (the “Company”) board of directors (the “Board”) received notice from David Hornik of his resignation from the Board and as a member of the Board’s Audit and the Mergers & Acquisitions Committees, respectively, effective immediately. The registration of Mr. Hornik was not a result of a disagreement with the Company or any matter relating to its operations, policies, or practices.
The Board has appointed Godfrey Sullivan, a current member of the Board and its Lead Independent Director, to fill the vacancy left on the Audit Committee by Mr. Hornik’s resignation.
The Board also decreased the size of the Board from eight members to seven members, effective March 22, 2022.

Item 7.01.	Regulation FD Disclosure.
On March 24, 2022, the Company issued a press release announcing Mr. Hornik’s decision to resign. A copy of the press release is furnished herewith as Exhibit 99.1.
The information in Item 7.01 of this Current Report on Form 8-K, as well as Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events
The Board has established June 17, 2022 as the date of the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”). The record date for the 2022 Annual Meeting will be April 21, 2022. The time and location of the 2022 Annual Meeting will be specified in the Company’s proxy statement for the 2022 Annual Meeting to be filed with the Securities and Exchange Commission.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated March 24, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GitLab Inc.

Dated: March 24, 2022	By:	/s/ Robin Schulman
Robin Schulman
Chief Legal Officer & Corporate Secretary